Exhibit 10.13

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

AMENDED AND RESTATED

PRODUCED WATER SERVICES AGREEMENT

AGREEMENT ADDENDUM 02

NORTHERN COLORADO

This AGREEMENT ADDENDUM 02 (this “Agreement Addendum”) shall be effective as between the Persons named below as “Producer”, “OpCo” and “Midstream Co” as of the date specified below as the “Effective Date”. Reference is made to the Agreement Terms and Conditions Relating to Produced Water Services (the “Agreement Terms and Conditions”) last updated October 9, 2015. This Agreement Addendum together with the Agreement Terms and Conditions shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions.

OpCo owns, directly or indirectly, all of the Controlling interest in Midstream Co.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

In order for Producer to obtain a consistent level of service with respect to the gathering of and other Services related to Produced Water that are required by Producer within the Service Area, Producer and OpCo hereby enter into this Agreement so that OpCo can evidence its acceptance of the obligations pertaining to OpCo as set forth in the Agreement Terms and Conditions and in this Agreement Addendum, if any.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co, OpCo and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	San Juan River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns

OpCo	Noble Midstream Services, LLC, a Delaware limited liability company

Parties	The term “Party” or “Parties” shall refer to OpCo, Producer and the Midstream Co identified in this Agreement Addendum

Effective Date	October 1, 2015

Agreement Addendum 02 – Page 1

Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – General Matters & Correspondence	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202 Attention: Finance Manager Charles Varnell Telephone: (303) 228-4466 Email: Charles.Varnell@nblenergy.com

Notice Address – Operational Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202 Attention: USO Water Manager Ken Knox

Notice Address – Invoicing Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070 Attention: Director of Revenue Accounting John Nedelka Telephone: (281) 872-3120 Email: John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer	ABA/Routing Number: 021000021 Account Number: 657597188 Account Name: Full legal name of Midstream Co Financial Institution: JP Morgan Bank Swift: CHASUS33

Agreement Addendum 02 – Page 2

Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Dedication Area	The area in Northern Colorado including (but not limited to) the East Pony integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado

Township	Range	Section(s)
T9N	R58W	ALL
T9N	R59W	ALL
T8N	R59W	ALL
T9N	R60W	ALL
T9N	R61W	ALL
T8N	R60W	ALL
T8N	R61W	ALL
T8N	R62W	ALL

.
Individual First Phase Rate	$[**]/ Barrel

Individual Second Phase Rate	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive disposal services	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive recycling services

	Not applicable.	Not applicable.

Deviations from Service Conditions (the specifications in this section supersede the applicable language from Exhibit A attached to the Agreement Terms and Conditions)

NONE

Additional Revisions

Omnibus Amendment	Notwithstanding any other term or provision in the Agreement Terms and Conditions, Midstream Co shall not be required to perform Second Phase Services.

Section 4.4(a) is hereby amended and restated in its entirety to read as follows:	Subject to the provisions of this Agreement and rights of all applicable Governmental Authorities, Midstream Co shall (i) provide Services for all Produced Water that is Tendered by Producer to Midstream Co at the applicable Receipt Point, (ii) redeliver to Producer or for the benefit of Producer at the relevant Delivery Point (as designated by Producer) equivalent quantities of such Produced Water, inclusive of any System Gains/ Losses and (iii) cause the System to be able to flow such

Agreement Addendum 02 – Page 3

Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Produced Water, inclusive of any System Gains/ Losses and (iii) cause the System to be able to flow such Produced Water at volumes produced into each Individual System, in each case, so long as total water volumes for the respective Individual System are not greater than the current capacity of the applicable Individual System.

(End of Agreement Addendum 02)

Agreement Addendum 02 – Page 4

Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

Agreement Addendum 02 – Signature Page 1

Amended and Restated Produced Water Services Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“OpCo”

NOBLE MIDSTREAM SERVICES, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

“Midstream Co”

SAN JUAN RIVER DEVCO LP

By:	San Juan River DevCo GP LLC
	By:	Noble Midstream Services, LLC

		By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

Agreement Addendum 02 – Signature Page 2

Amended and Restated Produced Water Services Agreement